UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 13, 2009
(Date of earliest event reported)

_________________________

RAPID LINK, INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	0-22636	75-2461665
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

5408 N. 99th Street
Omaha, NE   68134
(Address of principal executive offices, including zip code)

(402) 392-7561
(Registrant’s telephone number, including area code)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 4.01 Changes in Registrants Certifying Accountant

a) Effective June 1, 2009 KBA Group, LLP joined BKD, LLP. As a result, on August 13, 2009, KBA Group, LLP resigned as Rapid Link, Incorporated’s (the “Company”) independent registered public accounting firm.

The audit report of KBA Group, LLP on the Company’s financial statements for the years ended October 31, 2008 and October 31, 2007 expressed an unqualified opinion and included an explanatory paragraph relating to the Company’s ability to continue as a going concern due to the Company’s negative working capital, significant losses and negative cash flows. Such audit reports did not contain any other adverse opinion or disclaimer of opinion or qualification.

During the Company’s two most recent fiscal years and the period from the end of the most recently completed fiscal year through August 13, 2009, there were no disagreements with KBA Group, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of KBA Group, LLP, would have caused such entity to make reference to such disagreements in its reports. During the Registrant’s two most recent fiscal years and through August 13, 2009, no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K) occurred that would be required to be disclosed in this report.

The Company provided KBA Group, LLP with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that KBA Group, LLP furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of KBA Group, LLP’s letter dated August 18, 2009, is attached as Exhibit 99.1 hereto.

The Company’s Board of Directors has been notified of the resignation and the reasons for the resignation of KBA Group, LLP as the Company’s independent registered accounting firm.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Letter of KBA Group, LLP dated August 18, 2009.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2009

Rapid Link, Incorporated

By:	/s/ CHRISTOPHER J. CANFIELD

Name:	Christopher J. Canfield
Title:	Chief Executive Officer and Principal Financial Officer